UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  July 31, 2007

                                 LHC GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                          8082                   71-0918189
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)


                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 26, 2007, the Audit Committee of the Board of Directors of LHC Group, Inc. (the "Company"), in consultation with management of the Company and following discussion with the Company's independent registered public accountants, concluded that the financial statements included in the Company's Form 10-Q for the quarterly period ended March 31, 2007 (the "First Quarter 2007 10-Q"), should no longer be relied upon due to previously announced revenue adjustments related to commercial patients in the Long-Term Acute Care Hospital (LTACH) setting. As these adjustments were deemed by the Audit Committee of the Board of Directors to have had a material effect on the results of the Company's operations during the first quarter of fiscal 2007, the Company has determined that it will amend its Form 10Q for the quarter ended March 31, 2007 in order to file financial statements that reflect the effect of these adjustments. Subject to finalizing its analysis with respect to these adjustments, the Company estimates the effect of these adjustments will result in a reduction in net service revenue by an estimated $783,000 in the first quarter of 2007, with the after-tax effect of these adjustments estimated to result in a reduction of net income by $480,500, or $0.03 per diluted share. As noted, these amounts have not yet been finalized, nor has the Company's independent registered public accounting firm completed its review of these numbers.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LHC GROUP, INC.


                                        By: /s/ Barry E. Stewart
                                            ------------------------------------
                                            Barry E. Stewart
                                            Executive Vice President and Chief
                                            Financial Officer

Dated: July 31, 2007